Exhibit 99.1

FOR IMMEDIATE RELEASE PRESS RELEASE March 31, 2011

Angiotech Pharmaceuticals, Inc. Announces Filing of Second Amended and Restated CCAA Plan of

Compromise or Arrangement

Vancouver, BC, April 1, 2011 – Angiotech Pharmaceuticals, Inc. (“Angiotech” or the “Company”) today announced that in connection with its previously announced creditor protection proceedings under the Companies’ Creditors Arrangement Act (Canada), it and certain of its subsidiaries (the “Angiotech Entities”) filed with the Supreme Court of British Columbia (the “Court”) the Second Amended and Restated CCAA Plan of Compromise or Arrangement concerning, affecting and involving the Angiotech Entities (the “Amended Plan”).

Under the terms of the Amended Plan, the deadline (the “Election Deadline”) for affected creditors of the Angiotech Entities (the “Affected Creditors”) (other than the holders of the Company’s 7.75% Senior Subordinated Notes due 2014 (the “Subordinated Noteholders”)) with claims greater than $5,000 but less than or equal to $31,250 to elect to receive $5,000 in cash in satisfaction of their claims (each a “Cash Election”) has been extended to the date that is 10 days after the sanctioning of the Plan by the Court. The extension will give Affected Creditors additional time to more fully consider their options following the previously-announced meeting of our Affected Creditors (the “Creditors’ Meeting”) to be held on April 4, 2011. In addition, Affected Creditors, other than Subordinated Noteholders, with claims greater than $31,250 may now elect to receive cash, at $0.16 on the dollar up to a maximum of $24,000, in satisfaction of their claims in lieu of receiving new common shares of Angiotech (the “New Common Shares”) they would otherwise have been entitled to receive under the Plan (a “Liquidity Election”). Qualifying Affected Creditors may make Liquidity Elections up to the Election Deadline.

The Amended Plan also removes the additional payment of 3.5% of New Common Shares issuable on implementation of the Amended Plan to those Subordinated Noteholders who, prior to November 30, 2010, executed or consented to the Recapitalization Support Agreement dated October 29, 2010 between the Angiotech Entities and 73% of Subordinated Noteholders. The 3.5% of New Common Shares is now allocated pro rata to all Affected Creditors, including all Subordinated Noteholders, based on the amount of their Affected Claims. As a result, all Subordinated Noteholders will receive their pro rata share of up to 96% of the New Common Shares to be issued upon implementation of the Amended Plan, subject to dilution in respect of New Common Shares issued to Affected Creditors who are not Subordinated Noteholders.

As previously announced, the Creditors’ Meeting will take place on April 4, 2011. If the Amended Plan is approved by the required majority of the Affected Creditors at the Creditors’ Meeting, the Angiotech Entities intend to bring an application on April 6, 2011 before the Court to seek a sanctioning of the Amended Plan by the Court.

More information about the Angiotech Entities’ restructuring process can be found at www.angiotech.com and on the website of the Monitor of the Angiotech Entities, at http://www.alvarezandmarsal.com/angiotech.

Forward Looking Statements

Statements contained in this press release that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Forward-looking statements may involve, but are not limited to, comments with respect to our objectives and priorities for the remainder of 2011 and beyond, our strategies or future actions, our targets, expectations for our financial condition and the results of, or outlook for, our operations, research and development and product and drug development. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Many such known risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-looking statements and include, among others, the following: general economic and business conditions in the United States, Canada and the other regions in which we operate; uncertainty involved in Court proceedings and the implementation of the Plan under the CCAA; market demand; technological changes that could impact our existing products or our ability to develop and commercialize future products; competition; existing governmental legislation and regulations and changes in, or the failure to comply with, governmental legislation and regulations; availability of financial reimbursement coverage from governmental and third-party payers for products and related treatments; adverse results or unexpected delays in pre-clinical and clinical product development processes; adverse findings related to the safety and/or efficacy of our products or products sold by our partners; decisions, and the timing of decisions, made by health regulatory agencies regarding approval of our technology and products; the requirement for substantial funding to conduct research and development, to expand manufacturing and commercialization activities; and any other factors that may affect our performance. In addition, our business is subject to certain operating risks that may cause any results expressed or implied by the forward-looking statements in this press release to differ materially from our actual results. These operating risks include: our ability to attract and retain qualified personnel; our ability to successfully complete pre-clinical and clinical development of our products; changes in our business strategy or development plans; our failure to obtain patent protection for discoveries; loss of patent protection resulting from third-party challenges to our patents; commercialization limitations imposed by patents owned or controlled by third parties; our ability to obtain rights to technology from licensors; liability for patent claims and other claims asserted against us; our ability to obtain and enforce timely patent and other intellectual property protection for our technology and products; the ability to enter into, and to maintain, corporate alliances relating to the development and commercialization of our technology and products; market acceptance of our technology and products; our ability to successfully manufacture, market and sell our products; the availability of capital to finance our activities; our ability to restructure and to service our debt obligations; and any other factors referenced in our other filings with the applicable Canadian securities regulatory authorities or the Securities and Exchange Commission (“SEC”). For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our annual report for the year ended December 31, 2010 filed with the SEC on Form 10-K.

Given these uncertainties, assumptions and risk factors, investors are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this press release to reflect future results, events or developments.

©2011 Angiotech Pharmaceuticals, Inc. All Rights Reserved.

About Angiotech

Angiotech Pharmaceuticals, Inc. is a global specialty pharmaceutical and medical device company. Angiotech discovers, develops and markets innovative treatment solutions for diseases or complications associated with medical device implants, surgical interventions and acute injury. To find out more about Angiotech, please visit our website at www.angiotech.com.

FOR ADDITIONAL INFORMATION:

Carrie Oughton

Investor Relations and Corporate Communications

Angiotech Pharmaceuticals, Inc.

(604) 221-6933

ir@angio.com